April 30, 2014

First Quarter 2014 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2013 and Form 10-Q for the quarter ended March 31, 2014. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***The possibility that AllianceBernstein will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units AllianceBernstein may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

- ***Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:*** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: First Quarter 2014

In US $ Billions

Gross Sales

Net Flows*

End of Period AUM

Average AUM



$14.9
$14.8
1Q14
4Q13
$14.9
$23.7
1Q14
1Q13
$(4.4)
$(10.3)
1Q14
4Q13
$(4.4)
$2.6
1Q14
1Q13
Outflows related to AXA dispositions
$454.1
$450.4
1Q14
4Q13
$454.1
$443.2
1Q14
1Q13
$452.0
$447.0
1Q14
4Q13
$452.0
$436.7
1Q14
1Q13

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October.

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions


Gross Sales
Gross Redemptions
Net Flows
7.3
3.3
14.6
0.2
1.8
(0.9)
(4.0)
(14.4)
(2.7)
7.7
4.7
14.4
1.2
(1.3)
(3.0)
(3.2)
(17.6)
(2.5)
4.5
12.4
1.8
(3.5)
(0.6)
(0.7)
(8.0)
(13.0)
(2.5)
5.5
7.8
1.5
(0.8)
(5.6)
(3.9)
(11.1)
(11.7)
(2.3)
2.8
9.9
2.2
0.5
(3.8)
(1.1)
(6.6)
(11.0)
(1.7)
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
Inst. Ret. P.C.
1Q 13
2Q 13
3Q 13
4Q 13
1Q 14

Total	1Q 13	2Q 13	3Q 13	4Q 13	1Q 14
Gross Sales	$23.7	$23.3	$18.7	$14.8	$14.9
Gross Redemptions	$(21.1)	$(23.1)	$(23.5)	$(25.1)	$(19.3)
Net Flows	$2.6	$0.2	$(4.8)	$(10.3)*	$(4.4)

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October.

Institutional Highlights

Gross Sales Declined in 1Q14…


$B
7.3
7.7
4.5
5.5
2.8
3.3
4.7
(3.8)
(4.0)
(3.0)
(3.5)
(8.0)
(5.6)
(11.1)
(6.6)
1Q13
2Q13
3Q13
4Q13*
1Q14
Gross Sales
Gross Redemptions
Net Flows

…Yet RFP Activity Grew in Every Asset Class


% Change 1Q14 / 1Q13
4
22
40
110
38
Fixed Income
Multi-Asset
Alternatives
Equity
Total

Diverse Pipeline(1) by Service and Region


By Service
Alts / Multi-Asset
26%
Fixed Income
37%
Index
24%
13%
Equity
By Region
Total: $7.6B
EMEA
21%
Asia
33%
Americas
46%

New Additions(2) Across Asset Classes

Fixed Income

- US Investment Grade $775M
- Passive Enhanced Global $750M
- Global Fixed Income $495M
- Emerging Market Debt $275M

Equity / Alts / Multi-Asset

- Equity Index $1.1B
- Real Estate Equity $225M
- US SMID Cap Growth $200M
- Asia ex Japan Value $140M

*In 4Q13, Institutions lost $6.8B in fixed income assets as a result of AXA's sale of MONY in 4Q13.
(1)Assets awarded and pending funding as of March 31, 2014. (2)Represents significant pipeline activity; not comprehensive.

Fixed Income Investment Performance

	Relative Performance Through 3/31/14 (%)			
US:	1Q14	1 Year	3 Year	5 Year
Strategic Core Plus	0.6	0.6	0.5	3.3
Core Fixed Income	0.1	0.2	0.3	2.2
High Yield	0.4	1.9	0.8	2.0
Diversified Yield Plus	1.5	0.9	3.4	7.8
US Income	1.5	2.2	3.1	6.3
Insurance – US Bond	0.3	1.0	0.5	1.9
TIPS – Plus	0.5	0.7	1.1	4.5
Unconstrained Bond	1.6	2.0	4.7	N/A
Global:				
Global High Income	0.5	6.7	3.1	7.0
Global Fixed Income	0.0	(1.1)	2.2	2.3
Global Plus	0.2	(0.5)	0.4	2.5
Global Aggregate	0.2	0.0	0.8	2.2
Non-US Regional:				
Canada Core Plus	0.6	0.3	0.5	3.1
UK Core Plus	0.3	1.0	1.0	3.6
European Income	(0.3)	0.8	1.1	5.1
European High Yield	(0.1)	1.3	1.4	N/A
Emerging Markets Debt	0.5	0.3	0.3	3.3

Benchmarks: Strategic Core Plus, Core Fixed Income, US Income – Barclays US Aggregate; High Yield – Barclays US High Yield 2% Issuer Cap; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income - 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (10/1/08-10/31/11) and BofA Merrill Lynch Sterling Non Gilts All Stocks (11/1/11-3/31/14); European Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constraint; European High Yield – Barclays EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 3/31/14; annualized and gross of fees.

Fixed Income: The Four Pillars of Our Illiquid Credit Strategy

	Residential Mortgage	Commercial Mortgage	Middle Market Corporate	Infrastructure
Opportunity	▪ US Housing recovery ▪ Pullback of US government footprint in housing finance	▪ ~$1 trillion of maturities over next 3 years ▪ Attractive opportunities in underserved, "transitional" loan space	▪ Demand for financing by middle market borrowers ▪ Competition based on relationships, creative structuring and certainty of execution	▪ Strained public resources ▪ Up to $200B needed annually to bridge investment gap
Strategy	▪ Directly sourced new origination and GSE risk sharing transactions ▪ Invest in legacy and new issue non-agency RMBS and CMBS	▪ Directly originate first mortgage loans secured by high-quality, transitional US properties	▪ Directly originate middle market private credit investments throughout the capital structure on a relative value basis	▪ Arrange and participate in infrastructure debt facilities throughout the capital structure ▪ Focus on developed European markets
AB Approach	▪ AB Securitized Assets (ABSA) Fund	▪ Second fundraise underway for Commercial Real Estate Debt Fund	▪ Hired middle market direct lending team	▪ Building global infrastructure team

Cross Asset-Class Opportunistic and Specialty Lending

Equities Investment Performance

	Relative Performance Through 3/31/14 (%)			
US:	1Q14	1 Year	3 Year	5 Year
US SMID Cap Value	(0.6)	3.2	0.1	2.2
US Strategic Value	0.1	6.7	(1.5)	(1.2)
US SMID Cap Growth	0.0	0.1	0.5	3.5
US Large Cap Growth	(1.8)	2.7	(0.7)	(1.5)
Select US Equity	(0.9)	(1.7)	1.8	3.3
US Growth & Income	(1.7)	2.6	2.3	(0.3)
Global / International:				
Global Strategic Value	2.2	12.1	0.1	1.0
Global Active Low Vol	1.0	10.8	N/A	N/A
Global REIT	(1.2)	(1.6)	0.7	(0.5)
International Strategic Value	0.2	5.2	(3.4)	(2.1)
International Discovery	(0.4)	(0.9)	3.1	3.9
Emerging Markets Value	0.3	(1.7)	(3.7)	(0.6)
Emerging Markets Growth	(0.2)	5.1	1.5	0.4
Non-US Regional:				
Australian Value	0.8	3.7	1.3	0.8
Japan Strategic Value	0.2	(2.2)	(2.3)	2.4
European Strategic Value	2.7	11.2	(0.4)	(1.2)

Benchmarks: US SMID Cap Value – Russell 2500 Value; US Strategic Value – Russell 1000 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; US Growth & Income – Russell 1000 Value; Global Strategic Value – MSCI ACWI, Global Active Low Vol – MSCI World Minimum Volatility; Global REIT – FTSE EPRA/NAREIT Developed Real Estate; International Strategic Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; European Strategic Value – MSCI Europe. Preliminary performance as of 3/31/14; annualized and gross of fees.

Retail Highlights

Improved Gross Sales and Net Flows in 1Q14…



$B
14.6
14.4
12.4
7.8
9.9
0.2
(3.2)
(0.6)
(3.9)
(1.1)
(14.4)
(17.6)
(13.0)
(11.7)
(11.0)
1Q13
2Q13
3Q13
4Q13
1Q14
Gross Sales
Gross Redemptions
Net Flows

…As Gross Sales Increased in All Major Asset Classes…



% Change 1Q14 / 4Q13
19
29
33
28
Equity
Fixed Income
Alts / Multi-Asset
Total

…And Nearly Every Region



% Change 1Q14 / 4Q13
48
31
8
(36)
28
US
Asia
LatAm
EMEA
Total

1Q14 Milestones

- US Retail
  - 1Q gross sales highest since 2Q08; net inflows best since 4Q07
  - Select Equity L/S exceeded $1.2B since December 2012 launch
  - 10-Yr Lipper Awards for High Income, Global Bond and MA Muni
  - AB ranked #4 across all channels in muni net flows for 1Q14
    - 7.9% market share up from 4% at end-2013
- Non-US Retail
  - Multi-Asset Income and Fixed Income Fund-of-Funds launches in Taiwan raised $400M in combined AUM
  - Global Hybrid Fund launch in Japan raised $250M+ in 1Q
  - At 15-yr mark, European Income Fund a long-term outperformer

Private Client Highlights

Greater Stability in Our Private Client Business



$B
1.8
1.2
1.8
1.5
2.2
0.5
(0.9)
(1.3)
(0.7)
(0.8)
(1.7)
(2.7)
(2.5)
(2.5)
(2.3)
1Q13
2Q13
3Q13
4Q13
1Q14
Gross Sales
Gross Redemptions
Net Flows

1Q14 Milestones

- Gross sales of $2.2B highest since 1Q11
- First net flow positive quarter since 1Q08
- Successful annual client conference series – 30 events and attendance of more than 5,200 clients to-date
- New targeted solutions broadening Private Client reach
  - Private clients have invested a combined $600M+ in our AB European Opportunities and Securitized Assets funds to-date
  - Real estate private equity, frontier markets and financial services ventures

Continued Evolution of Our Private Client Offering



Integrated Solution
Targeted Solution
Dynamic Asset Allocation
Public Private Investment Partnership (PPIP)
Strategic Equities
Fund-of-Hedge-Funds RIC
Frontier Markets
Financial Services
2009
2010
2011
2012
2013
2014
Stocks
Bonds
Real Assets
Bond Inflation
Real Estate Opportunities
AB Securitized Assets (ABSA)
European Opportunities

Bernstein Research Services Highlights

BRS Quarterly Revenues Up vs. Prior Quarter and Year

$M


% Change
1Q14 / 1Q13: +12%
1Q14 / 4Q13: +9%
110
113
123
1Q13
4Q13
1Q14

Higher Industry Trading Volumes* Across Regions

Global Industry Trading Volumes* (% Change)


9
9
22
22
(4)
4
US
Europe
Asia
1Q14 / 1Q13
1Q14 / 4Q13

Investing for Innovation and Growth In Global Trading and Research

Trading Platform: 100% client-aligned

- Proprietary "Clean-Pipe" algorithms filter out predatory traders
- One of the first partners to connect to IEX
- No internal dark pool; broker-agnostic routing
- Strong double-digit high-touch crossing rates
- Hired 13 new experienced traders in past 12 months
- Opened trading desks in Zurich and Singapore**

Globalization Strategy: progress driving top-line growth

- Highest quarterly revenues since 3Q08
- Double-digit year-over-year revenue growth in Europe and Asia
- International revenues nearly 40% of total revenues in 1Q14
- 36 international analysts today compared to 29 two years ago

*US: NYSE and Nasdaq shares traded; Europe: FESE - Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg);
**Pending license approvals

Progress on Our Strategy in 1Q14

Firmwide Initiative	Progress
Improve investment performance and deliver for clients	■ 82% of Fixed Income assets in outperforming services for 3-yr period; 81% for 5-yr period ■ Unconstrained Bond, US Income and Global High Income outperformed by 3+ ppts for 3-yr ■ Broad global recognition – 34 fixed income awards YTD ■ Nearly 2/3 of Equity assets in outperforming services for 1-yr period ■ Global and European Strategic Value outperformed by 11+ ppts; EM Growth by 5+ ppts
Diversify our business across channels, investment services and geographies	■ Institutional pipeline higher by $2B at quarter-end; diverse adds across asset classes ■ Strong double-digit RFP growth in Multi-Asset and Alternatives; triple-digit growth in Equities ■ Retail gross sales growth driven by increases in Asia, US and LatAm and in every asset class ■ US Retail gross sales highest since 2Q08; net inflows best since 4Q07 ■ Strength in Europe and Asia drove highest sell-side revenues since 3Q08 ■ International revenues more than 40% of total quarterly revenues
Develop innovative new products and services to meet clients' evolving needs	■ Sales of newer Retail offerings contributed to sequential sales increase ■ Tax Aware Muni SMA celebrated 3-yr anniversary; $1.4B in assets raised ■ Both US and Lux Select Equity L/S funds crossed $1B mark during quarter ■ Raised $400M in Multi-Asset and Fixed Income Fund-of-Funds launches in Taiwan ■ Private Client net flows positive for first time since 1Q08; clients embracing new innovations ■ European Opportunities and AB Securitized Assets funds have gathered $600M+ to-date
Achieve greater operating leverage and better financial results	■ Maintained expense discipline during the quarter ■ Year-over-year adjusted expense increase in-line with increase in adjusted revenues ■ Global real estate consolidation plan on track with expected $225M to $250M in write-downs

John C. Weisenseel

Chief Financial Officer

Financial Highlights: First Quarter 2014

In US $ Millions



Adjusted Revenues
$598
$638
1Q14
4Q13
$598
$577
1Q14
1Q13
Adjusted Expenses
$467
$453
1Q14
4Q13
$467
$451
1Q14
1Q13
Adjusted Operating Margin
21.9%
29.0%
1Q14
4Q13
21.9%
21.9%
1Q14
1Q13
Adjusted EPU
39¢
60¢
1Q14
4Q13
39¢
38¢
1Q14
1Q13

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2014 GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments						
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Charges	Acquisition Related Expenses	Adjusted (Non-GAAP)
Net Revenues	$ 715	$ (106)	$ (7)	$ (2)	$ (2)	$ -	$ -	$ 598
Operating Expenses	585	(106)	(7)	(2)	-	(2)	(1)	467
Operating Income	**$ 130**	**$ -**	**$ -**	**$ -**	**$ (2)**	**$ 2**	**$ 1**	**$ 131**
Operating Margin	**17.9%**							**21.9%**
Holding EPU	**$ 0.38**							**$ 0.39**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues; we also exclude sub-advisory payments to third parties against advisory fees earned
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- The Real Estate charge recorded in 1Q is primarily related to new write-offs resulting from the W.P. Stewart acquisition
- Acquisition-related expenses, primarily severance, temporary help and professional fees incurred as a result of the W.P. Stewart and CPH acquisitions, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2014 Adjusted Income Statement

In US dollar millions (except EPU)	1Q 2014	4Q 2013	% Δ	1Q 2013	% Δ
Adjusted Net Revenues	$ 598	$ 638	(6%)	$ 577	4%
Adjusted Operating Expenses	467	453	3%	451	4%
Adjusted Operating Income	131	185	(29%)	126	4%
Adjusted Operating Margin	21.9%	29.0%		21.9%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.39**	**$0.60**	**(35%)**	**$0.38**	**3%**
AB Holding Distribution Per Unit	**$0.39**	**$0.60**	**(35%)**	**$0.38**	**3%**

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2014 Adjusted Revenues

- Base Fees were essentially flat sequentially as lower Retail were offset by increases in both Institutions and Private Client; the 3% increase versus the prior year quarter is due primarily to an increase in average Private Client AUM
- Performance fees are down sequentially due to annual calculation periods ending at year-end, and down slightly versus the prior year due to lower earned fees
- Bernstein Research Services revenues increased 9% sequentially and 12% versus the prior year quarter is due to increased client activity in the U.S., Europe and Asia
- Investment losses in the current period include seed investment losses, compared to seed investment gains in both 4Q13 and 1Q13

Adjusted Revenues (in US dollar millions)	1Q 2014	4Q 2013	% Δ	1Q 2013	% Δ
Base Fees	$ 452	$ 453	(0%)	$ 440	3%
Performance Fees	3	44	(93%)	4	(25%)
Bernstein Research Services	123	113	9%	110	12%
Net Distribution	-	1	n/m	(2)	n/m
Investment Gains (Losses)	(3)	4	n/m	2	n/m
Other Revenues	24	24	0%	24	0%
Total Revenues	**599**	**639**	**(6%)**	**578**	**4%**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**$ 598**	**$ 638**	**(6%)**	**$ 577**	**4%**

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2014 Adjusted Operating Expenses

- Adjusted Compensation Ratio was 50.0% in 1Q14 versus 45.3% in 4Q13, and 50.0% in 1Q13
- Total Compensation & Benefits increased 4% sequentially due to the increase in the comp ratio, and increased 3% versus the prior year due to higher revenues
- Promotion & Servicing expenses increased 4% sequentially due to higher trade execution and marketing costs partially offset by lower T&E, and increased 9% versus 1Q13 due to higher marketing and T&E expenses
- G&A remained stable with expenses unchanged from 4Q13, and up 2% versus 1Q13 due primarily to higher portfolio servicing charges

Adjusted Operating Expenses (in US dollar millions)	**1Q 2014**	**4Q 2013**	**% Δ**	**1Q 2013**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 102	$ 105	(3%)	$ 97	5%
Incentive Compensation	124	119	4%	116	7%
Commissions, Fringes & Other	79	70	13%	82	(4%)
Total Compensation & Benefits	**305**	**294**	**4%**	**295**	**3%**
Promotion & Servicing	48	46	4%	44	9%
General & Administrative	107	107	0%	105	2%
Other	7	6	17%	7	0%
Total Adjusted Operating Expenses	**$ 467**	**$ 453**	**3%**	**$ 451**	**4%**

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

First Quarter 2014 Adjusted Operating Results

- Adjusted Operating Income declined by 29% sequentially driven by lower performance fee revenues and an increase in compensation expense attributed to a higher comp ratio in the current quarter
- The 4% increase in Operating Income versus 1Q13 is due to revenue growth outpacing expense growth
- Adjusted Margin for 1Q14 was 21.9%, down from 29.0% in 4Q13, and flat to 1Q13

In US dollar millions (except EPU)	1Q 2014	4Q 2013	% Δ	1Q 2013	% Δ
Adjusted Operating Income	**$ 131**	**$ 185**	**(29%)**	**$ 126**	**4%**
Adjusted Operating Margin	**21.9%**	**29.0%**		**21.9%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.39**	**$ 0.60**	**(35%)**	**$ 0.38**	**3%**

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	1Q 2014	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended March 31, 2014				
Value						
Emerging Markets Value	0.0	(2.8)	(4.8)	(1.9)	(1.3)	MSCI EM
Global Value	0.9	5.9	(2.7)	(1.7)	(1.9)	MSCI World
Global Strategic Value	1.9	11.0	(0.8)	(0.0)	(2.5)	MSCI ACWI
US Small & Mid Cap Value	(0.8)	2.0	(1.0)	1.0	0.9	Russell 2500 Value
US Strategic Value	(0.1)	5.5	(2.5)	(2.3)	(2.6)	Russell 1000 Value
Growth						
US Small Cap Growth	0.8	5.6	2.3	3.5	1.9	Russell 2000 Growth
US Large Cap Growth	(2.0)	1.7	(1.6)	(2.5)	(0.8)	Russell 1000 Growth
US Small and Mid Cap Growth	(0.3)	(1.1)	(0.6)	2.3	N/A	Russell 2500 Growth
Blend / Other						
Select US Equity	(1.1)	(2.9)	0.5	1.6	N/A	S&P 500
International Style Blend - Developed	0.2	(1.1)	(2.6)	(3.5)	(2.8)	MSCI EAFE - NDR

Performance is preliminary and as of March 31, 2014.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	1Q 2014	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended March 31, 2014				
Global High Income	0.5	6.5	2.9	6.6	1.6	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	(0.1)	(1.5)	1.8	2.0	1.1	Citigroup WGBI - Unhedged
US Strategic Core Plus	0.5	0.4	0.3	3.1	0.7	Barclays US Aggregate Index
Emerging Market Debt	0.4	(0.0)	(0.1)	2.9	0.9	JPM EMBI Global
Global Plus	0.2	(0.8)	0.2	2.2	0.2	Barclays Global Aggregate Index

Performance is preliminary and as of March 31, 2014.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	1Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended March 31, 2014				
Value						
International Value	(0.6)	(0.7)	(3.1)	(2.4)	(2.4)	International Multi-Cap Value
Growth & Income	(0.7)	1.8	2.5	0.6	(0.4)	Large-Cap Core
Discovery Value	(0.6)	0.3	(0.8)	1.5	0.7	Mid Cap Value
U.S. Value	0.2	1.6	(0.2)	(0.5)	(2.1)	Large Cap Value
Global Value	0.0	3.8	(2.5)	(0.5)	(2.1)	Global Multi-Cap Value
Growth						
Global Thematic Growth	1.4	2.5	(7.0)	(3.9)	(1.6)	Global Multi-Cap Growth
International Growth	(0.2)	(6.4)	(3.1)	(1.9)	(0.3)	International Multi-Cap Growth
Large Cap Growth(1)	(1.0)	0.8	0.1	0.9	1.6	Large Cap Growth
Emerging Markets Growth	(0.1)	2.9	0.0	(0.7)	(1.1)	Equity Emerging Mkts Global
Growth(1)	(0.6)	(0.6)	(0.7)	(0.3)	(1.4)	Large Cap Growth
Discovery Growth	(0.6)	1.2	1.4	5.4	(0.0)	Mid Cap Growth

(1)Performance figures other than 1Q14, One Year and Three Year positively affected by class action settlement proceeds. As of March 31, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended March 31, 2014				
Service	1Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
Global High Yield Portfolio	0.6	(3.3)	0.8	2.4	1.4	Bond Global High Yield
American Income Portfolio	1.5	0.4	2.1	5.3	2.3	Bond USD
Global Bond	0.0	(1.5)	0.3	1.5	1.4	Global Income
High Income	0.6	(0.2)	1.1	3.3	2.8	High Yield

As of March 31, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

		Periods Ended March 31, 2014			
Service	**1Q 2014**	**One Year**	**Three Years**	**Five Years**	**Ten Years**
Fully Diversified Simulation*	0.6	9.9	5.5	10.9	4.4
S&P 500	1.8	21.9	14.7	21.2	7.4
MSCI World Index - Net	1.3	19.1	10.2	18.3	6.8
Lipper Short/Int Blended Muni Fund Avg	1.5	(0.2)	3.2	3.5	2.8

Performance is preliminary and as of March 31, 2014.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 1Q14

($ billions)

	At March 31, 2014				At Dec. 31, 2013
	Institutions	Retail	Private Client	Total	Total
Equity					
Actively Managed	$ 30	$ 42	$ 37	$ 109	$ 108
Passive	19	28	1	48	49
Total Equity	49	70	38	157	157
Fixed Income					
Taxable	142	61	10	213	211
Tax-Exempt	2	9	19	30	29
Passive	-	9	-	9	9
Total Fixed Income	144	79	29	252	249
Other(1)	33	6	6	45	44
Total	$ 226	$ 155	$ 73	$ 454	$ 450

	At December 31, 2013			
Total	$ 226	$ 153	$ 71	$ 450

(1) Includes multi-asset solutions and services, and certain alternative investments.

Three Months Ended 3/31/14: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Transfers	Investment Performance	Net Change	**End of Period**
Institutions									
US	**107.3**	1.9	(0.5)	(0.6)	0.8		2.2	3.0	**110.3**
Global and Non-US	**118.7**	0.9	(2.8)	(2.7)	(4.6)	(0.1)	2.1	(2.6)	**116.1**
Total Institutions	**226.0**	2.8	(3.3)	(3.3)	(3.8)	(0.1)	4.3	0.4	**226.4**
Retail									
US	**69.8**	5.1	(2.5)	(0.6)	2.0		1.1	3.1	**72.9**
Global and Non-US	**83.2**	4.8	(7.3)	(0.6)	(3.1)		2.0	(1.1)	**82.1**
Total Retail	**153.0**	9.9	(9.8)	(1.2)	(1.1)	-	3.1	2.0	**155.0**
Private Client									
US	**49.3**	1.6	(1.2)	(0.3)	0.1		0.5	0.6	**49.9**
Global and Non-US	**22.1**	0.6	(0.4)	0.2	0.4	0.1	0.2	0.7	**22.8**
Total Private Client	**71.4**	2.2	(1.6)	(0.1)	0.5	0.1	0.7	1.3	**72.7**
Firmwide									
US	**226.4**	8.6	(4.2)	(1.5)	2.9	-	3.8	6.7	**233.1**
Global and Non-US	**224.0**	6.3	(10.5)	(3.1)	(7.3)	-	4.3	(3.0)	**221.0**
Total Firmwide	**450.4**	14.9	(14.7)	(4.6)	(4.4)	-	8.1	3.7	**454.1**

Three Months Ended 3/31/14: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**57.6**	3.0	(2.1)	(0.5)	0.4	0.6	1.0	**58.6**
Global and Non-US	**50.2**	1.2	(1.5)	(0.2)	(0.5)	0.3	(0.2)	**50.0**
Total Equity Active	**107.8**	4.2	(3.6)	(0.7)	(0.1)	0.9	0.8	**108.6**
Equity Passive[(1)]								
US	**35.8**	(0.1)	-	(0.9)	(1.0)	0.6	(0.4)	**35.4**
Global and Non-US	**13.5**	0.2	(0.2)	(0.8)	(0.8)	0.1	(0.7)	**12.8**
Total Equity Passive[(1)]	**49.3**	0.1	(0.2)	(1.7)	(1.8)	0.7	(1.1)	**48.2**
Total Equity	**157.1**	4.3	(3.8)	(2.4)	(1.9)	1.6	(0.3)	**156.8**
Fixed Income - Taxable								
US	**93.9**	2.8	(1.1)	0.4	2.1	1.8	3.9	**97.8**
Global and Non-US	**117.1**	4.5	(6.4)	(2.7)	(4.6)	3.1	(1.5)	**115.6**
Total Fixed Income - Taxable	**211.0**	7.3	(7.5)	(2.3)	(2.5)	4.9	2.4	**213.4**
Fixed Income - Tax-Exempt								
US	**28.7**	1.4	(0.8)	0.1	0.7	0.6	1.3	**30.0**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**28.7**	1.4	(0.8)	0.1	0.7	0.6	1.3	**30.0**
Fixed Income Passive[(1)]								
US	**4.7**	-	-	(0.7)	(0.7)	0.1	(0.6)	**4.1**
Global and Non-US	**4.6**	0.2	(0.2)	0.2	0.2	0.2	0.4	**5.0**
Total Fixed Income Passive[(1)]	**9.3**	0.2	(0.2)	(0.5)	(0.5)	0.3	(0.2)	**9.1**
Total Fixed Income	**249.0**	8.9	(8.5)	(2.7)	(2.3)	5.8	3.5	**252.5**
Other[(2)]								
US	**5.7**	1.5	(0.2)	0.1	1.4	0.1	1.5	**7.2**
Global and Non-US	**38.6**	0.2	(2.2)	0.4	(1.6)	0.6	(1.0)	**37.6**
Total Other[(2)]	**44.3**	1.7	(2.4)	0.5	(0.2)	0.7	0.5	**44.8**
Firmwide								
US	**226.4**	8.6	(4.2)	(1.5)	2.9	3.8	6.7	**233.1**
Global and Non-US	**224.0**	6.3	(10.5)	(3.1)	(7.3)	4.3	(3.0)	**221.0**
Total Firmwide	**450.4**	14.9	(14.7)	(4.6)	(4.4)	8.1	3.7	**454.1**

(1)Includes index and enhanced index services. (2)Includes multi-asset solutions and services, and certain other alternative investments.

AUM by Region

As of March 31, 2014


Institutions
NA ex US 4%
Other 1%
United Kingdom 5%
Asia ex Japan 6%
Japan 13%
US 57%
EMEA 14%

$226.4B


Retail
Other 4%
EMEA 11%
Japan 6%
US 61%
Asia ex Japan 18%

$155.0B

By client domicile

First Quarter 2014 Adjusted Advisory Fees

In US Dollars

	1Q 2014	4Q 2013	% Δ	1Q 2013	% Δ
Ending AUM ($ Billions)	**$454**	**$450**	**1%**	**$443**	**2%**
Average AUM ($ Billions)	**$452**	**$447**	**1%**	**$437**	**3%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$452	$453	(0%)	$440	3%
Adjusted Performance Fees	3	44	(93%)	4	(25%)
Total	**$455**	**$497**	**(8%)**	**$444**	**2%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$99	$98	1%	$101	(2%)
Retail	197	206	(4%)	200	(2%)
Private Client	156	149	5%	139	12%
Total	**$452**	**$453**	**(0%)**	**$440**	**3%**

First Quarter 2014 GAAP Income Statement

In US dollar millions (except EPU)	1Q 2014	4Q 2013	% Δ	1Q 2013	% Δ
Net Revenues	$ 715	$ 766	(7%)	$ 709	1%
Operating Expenses	585	571	2%	585	0%
Operating Income	130	195	(33%)	124	5%
Net Income Attributable to AB Unitholders	117	182	(36%)	115	2%
AB Holding GAAP Diluted Net Income per Unit	**$0.38**	**$0.62**	**(39%)**	**$0.38**	**0%**
AB Holding Distribution Per Unit	**$0.39**	**$0.60**	**(35%)**	**$0.38**	**3%**

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	March 31, 2014		December 31, 2013	
Cash and cash equivalents	$	525	$	510
Cash and securities, segregated		900		980
Receivables, net		1,706		1,550
Investments:				
Long-term incentive compensation-related		97		118
Other		674		662
Goodwill		2,987		2,987
Intangible assets, net		163		169
Deferred sales commissions, net		71		71
Other (incl. furniture & equipment, net)		368		339
Total Assets	**$**	**7,491**	**$**	**7,386**
Liabilities and Capital				
Liabilities:				
Payables	$	2,250	$	2,195
Accounts payable and accrued expenses		490		529
Accrued compensation and benefits		354		324
Debt		373		268
Total Liabilities		**3,467**		**3,316**
Partners' capital attributable to AllianceBernstein Unitholders		3,980		4,028
Non-controlling interests in consolidated entities		44		42
Total Capital		**4,024**		**4,070**
Total Liabilities and Capital	**$**	**7,491**	**$**	**7,386**

Consolidated Statement of Cash Flows

In US $ Millions

		Nine Months Ended	
		March 31, 2014	March 31, 2013
Net Income		$ 119	$ 113
Non-cash items:	Amortization of deferred sales commissions	9	11
	Amortization of non-cash long-term incentive compensation	6	7
	Depreciation and other amortization	16	15
	Unrealized (gains) on investments	(2)	(8)
	Other, net	-	(3)
Changes in assets and liabilities		(21)	(201)
Net cash provided by operating activities		**127**	**(66)**
Purchases of furniture, equipment, and leasehold improvements, net		(5)	(3)
Net cash used in investing activities		**(5)**	**(3)**
Issuance of commercial paper, net		104	59
Increase (decrease) in overdrafts payable		(42)	64
Distributions to General Partner and Unitholders		(179)	(106)
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		5	6
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(3)	(21)
Other, net		6	6
Net cash used in financing activities		**(109)**	**8**
Effect of exchange rate changes on cash and cash equivalents		2	(7)
Net (decrease) in cash and cash equivalents		15	(68)
Cash and cash equivalents at the beginning of period		510	627
Cash and cash equivalents at the end of period		**$ 525**	**$ 559**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	1Q 2014	4Q 2013	% Δ	1Q 2013	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$117	$182	(36%)	$115	2%
Weighted Average Equity Ownership Interest	35.4%	34.5%		37.5%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$41	$63	(35%)	$43	(5%)
Income Taxes	5	5	0%	5	0%
Net Income	**$36**	**$58**	**(38%)**	**$38**	**(5%)**
Diluted Net Income Per Unit, GAAP basis	**$0.38**	**$0.62**	**(39%)**	**$0.38**	**0%**
Distributions Per Unit	**$0.39**	**$0.60**	**(35%)**	**$0.38**	**3%**
Adjusted Diluted Net Income Per Unit	**$0.39**	**$0.60**	**(35%)**	**$0.38**	**3%**

Please refer to pages 36-38 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Net Revenues, GAAP basis	**$ 714,618**	**$ 765,572**	**$ 706,078**	**$ 734,275**	**$ 709,122**	**$ 704,607**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(1,297)	(4,711)	(5,284)	(818)	(6,029)	(2,385)
Long-term incentive compensation-related dividends and interest	(179)	(1,882)	(210)	(196)	(269)	(1,222)
90% of consolidated venture capital fund investment (gains) losses	(2,006)	(3,640)	(1,588)	(6,602)	1,220	2,027
Distribution-related payments	(97,270)	(101,166)	(101,368)	(111,386)	(109,280)	(106,322)
Amortization of deferred sales commissions	(8,957)	(9,516)	(10,363)	(10,325)	(11,074)	(11,167)
Pass-through fees & expenses	(7,331)	(6,993)	(7,509)	(7,022)	(6,868)	(7,737)
Adjusted Net Revenues	**$ 597,578**	**$ 637,664**	**$ 579,756**	**$ 597,926**	**$ 576,822**	**$ 577,801**
Operating Income, GAAP basis	**$ 129,903**	**$ 194,781**	**$ 108,618**	**$ 136,654**	**$ 124,198**	**$ 78,194**
Exclude:						
Long-term incentive compensation-related items	89	(665)	(92)	322	29	(570)
Real estate charges	1,942	1,726	24,125	1,935	638	38,896
Acquisition-related expenses	859	3,373	-	-	-	-
Contingent acquisition consideration adjustments	-	(10,840)	-	-	-	-
Sub-total of non-GAAP adjustments	2,890	(6,406)	24,033	2,257	667	38,326
Less: Net income (loss) of consolidated entities attributable to non-controlling interests	(1,813)	3,442	1,413	6,376	(1,485)	(2,300)
Adjusted Operating Income	**$ 130,980**	**$ 184,933**	**$ 131,238**	**$ 132,535**	**$ 126,350**	**$ 118,820**
Operating Margin, GAAP basis excl. non-controlling interests	**17.9%**	**25.0%**	**15.2%**	**17.7%**	**17.7%**	**11.4%**
Adjusted Operating Margin	**21.9%**	**29.0%**	**22.6%**	**22.2%**	**21.9%**	**20.6%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Net Income - Diluted, GAAP basis	**$ 36,455**	**$ 57,853**	**$ 29,706**	**$ 40,617**	**$ 38,474**	**$ 26,192**
Impact on net income of AllianceBernstein non-GAAP adjustments	1,008	(2,308)	7,919	840	214	13,573
Adjusted Net Income - Diluted	**$ 37,463**	**$ 55,545**	**$ 37,625**	**$ 41,457**	**$ 38,688**	**$ 39,765**
Diluted Net Income per Holding Unit, GAAP basis	**$ 0.38**	**$ 0.62**	**$ 0.32**	**$ 0.40**	**$ 0.38**	**$ 0.26**
Impact of AllianceBernstein non-GAAP adjustments	0.01	(0.02)	0.08	0.01	-	0.14
Adjusted Diluted Net Income per Holding Unit	**$ 0.39**	**$ 0.60**	**$ 0.40**	**$ 0.41**	**$ 0.38**	**$ 0.40**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe offsetting net revenues by distribution-related payments is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a US GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges, (3) acquisition-related expenses, 4) adjustments to contingent payment arrangements and (5) the net income or loss of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive compensation awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. The investments' appreciation or depreciation is recorded within investment gains and losses on the income statement, as well as increasing or decreasing compensation expense. Because this plan is economically hedged, management believes it is useful to reflect the offset achieved from hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Acquisition-related expenses, primarily severance and professional fees incurred as a result of a fourth quarter 2013 acquisition and professional fees incurred as a result of a pending acquisition, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements included in the acquisition of Sun America's alternative investment group is not considered part of our core operating results and, accordingly, has been excluded.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein